THE COMMONWEALTH INTERNATIONAL
                                  SERIES TRUST
                           AUSTRALIA/NEW ZEALAND FUND
                                   JAPAN FUND

             [COMMONWEALTH INTERNATIONAL SERIES TRUST LOGO OMITTED]


                                 ANNUAL REPORT

                                OCTOBER 31, 2001

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                 COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND (CNZLX)
                                                 COMMONWEALTH JAPAN FUND (CNJFX)

Dear Shareholder:

We are pleased to present this annual report on the Commonwealth International Series Trust's Funds for the fiscal year ended October 31, 2001. The Australia/New Zealand Fund's net asset value ("NAV") as of October 31, 2001 is US $8.53 per share compared to US $7.19 per share on October 31, 2000, an increase of 18.64 percent. The Japan Fund's net asset value ("NAV") on October 31, 2001 is US $4.12 per share compared to US $5.64 per share on October 31, 2000, a decrease of 26.95 percent.

FUNDS' COMPARATIVE PERFORMANCE

Each Fund's objective is to own a diversified portfolio of stocks of companies that provide current income through dividends and have potential for long-term capital appreciation. Our portfolios include securities traded in the local country as well as American Depository Receipts (ADRs) because they can provide an efficient currency exchange and liquidity management for a US dollar fund.


|----------------------------------------------|------------------------------------------------------------------------|
|   COMMONWEALTH FUNDS                         |                OCT 2000 -- OCT 2001 PERFORMANCE (%)                    |
|----------------------------------------------|-----------------|-----------------|-----------------|------------------|
|                                              | US $ CHANGE IN  |   LOCAL MARKET  |  LOCAL CURRENCY |     US $ VS.     |
|                                              | NET ASSET VALUE | BENCHMARK (US $)|     VS. US $    |  LOCAL CURRENCY  |
|----------------------------------------------|-----------------|-----------------|-----------------|------------------|
|   COMMONWEALTH AUSTRALIA/NEW-ZEALAND (CNZLX) |     +18.64      |     +11.38      |   (NZ $) +4.1   |   (US $) -4.29   |
|----------------------------------------------|-----------------|-----------------|-----------------|------------------|
|   COMMONWEALTH JAPAN (CNJFX)                 |     -26.95      |     -23.23      |    (Yen)-12.9   |   (US $)+11.10   |
|----------------------------------------------|-----------------|-----------------|-----------------|------------------|



The local market benchmark against which to compare the Japan Fund's performance is the TOPIX(1) that comprises all the stocks currently listed on the first section of the Tokyo Stock Exchange. For the Australia/New Zealand fund, the market index used is the New Zealand Small Company Index (NZSCI)(2). Starting October 31, 2001, a benchmark comprised of the Australia and the New Zealand indices will be used. In analyzing the funds' performance, the reader should remember an index does not reflect any cash positions, brokerage costs or administrative or management fees incurred by the Fund as well as the currency effects on performance. It is not an investment product available for purchase.

ECONOMIC & MARKET OVERVIEW

JAPAN: The Japanese economy, after an estimated growth of 10.8% in 2001 is forecast to grow by 0.2% in 2002, as rising inventory levels, a deteriorating labor market, weak consumer spending, and the effect of the structural reform take their toll on the economy. The stock market (TOPIX) was down in Japanese yen terms for the fiscal year ended October 2001 by 23.2%, driven mainly by a global economic slowdown, lower corporate earnings forecasts, and a lackluster performance of the technology and telecommunications sectors.

                [JAPAN TOPIX INDEX (TPX) IN YEN -- GRAPHIC OMITTED]

On the positive front, the market rallied in the middle of the year on the election of Junichiro Koizumi as Prime Minister. His proposed reforms include resolving the bad loans problem at most banks, cutting taxes, fiscal reforms, and increased economic and political deregulation, all of which could put Japan on a long term economic recovery path. The Japanese market trended down in the second half of the year and currently offers compelling valuations (relative to historical data) to long-term investors. Japan imports almost 100% of its oil. Lower prices will help manufacturers.

Strategy: The Fund significantly reduced its exposure to the telecommunications and technology stocks in the first quarter of 2001 and subsequently increased its weighting in the utilities sector and the more domestically oriented sector like rail transportation. This defensive stance has allowed the Fund to be less sensitive to the risk of a further correction in the Japanese market. We plan to keep our current strategy going into 2002, while reducing our cash position through selective buying.

              [AUSTRALIA INDEX (AS30)(3) IN AU$ -- GRAPHIC OMITTED]

AUSTRALIA: Although its economy is closely linked to that of the world, particularly to the US economy, Australia does not face a recession in 2002 as lower interest rates are providing a significant stimulus to the economy. The housing sector remains strong, while the construction cycle and building approvals are on an upswing. Interest rates have been lowered and more cuts are expected. The weaker currency against the US dollar (down 3.9% from October 31, 2000 to October 31, 2001) has helped keep exports strong, thus keeping the economy humming. After growing an estimated 2.3% this year, UBS Warburg forecasts the Australian economy to grow by 3% in 2002.

The market showed its resilience throughout the year by posting some positive gains until the September 11 terrorists' attack on the US which led to sharp corrections in world equities markets. The Fund has increased its weighting in Australia after the market correction while diversifying its allocation to the sectors (financial, beverages, paper & packaging and construction).

              [NEW ZEALAND INDEX (NZSESC) IN NZ$ -- GRAPHIC OMITTED]

NEW ZEALAND: The country is "one of America's strongest allies in international trade, with direct investments of more than $5 billion from the USA, and is positioned to become the springboard into the vast market opportunities of the East Asia/Western Pacific region" according to the New Zealand Free Trade Coalition. The New Zealand economy is doing better than most global economies. Growth is strong, business confidence is high, and commodity prices should remain high. The Balance of Payments has recovered from its negative position to a positive balance, lower interest rates, higher net exports and the currency are all working to stimulate the economy, thus boosting confidence in the equity market. Economic growth is estimated to be 2.6% for 2001 and forecast to be even stronger next year with a growth expectation of 3.7%. Strong growth bodes well for the equity market. Despite the impact of the attack on the World Trade Center, its current year performance remains positive. The fundamentals remain sound and should support a quick recovery of the equity market. If a country could be a stock, New Zealand would definitely be a value stock.

If you have any questions, please feel free to contact us. We thank you for your continued support.

Sincerely,


/s/ Robert W. Scharar                         /s/ Cheikh B. Mbaye
--------------------------------------       ----------------------------------
         Robert W. Scharar                              Cheikh B. Mbaye
   President and Portfolio Manager                      Vice-President
         Commonwealth Funds                           Commonwealth Funds

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

----------------------

(1) TOPIX is an unmanaged index including all the stocks currently listed in the Tokyo Stock Exchange First Section (over 90% of all equity securities traded on the Tokyo Stock Exchange) weighted by market capitalization. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, TOPIX returns do not reflect deduction of any fees or expenses.

(2) The New Zealand Small Companies Index is a capitalization-weighted index of all domestic stocks traded on the New Zealand Stock Exchange excluding those on the New Zealand Stock Exchange 40 Index.

(3) The Australian All Ordinaries Index is a capitalization-weighted index comprised of the largest 500 companies as measured by market capitalization that are listed on the Australian Stock Exchange and is not an investment vehicle available for purchase.

                              Advised by: FCA Corp
                    5847 San Felipe #850, Houston, TX 77057
                       PH: 713.260.1475 o FX: 713.268.6009
                      For a prospectus call: 888.345.1898

                               [GRAPHIC OMITTED]

[PLOT POINTS FOR GRAPHIC]

     COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN COMMONWEALTH
             AUSTRALIA/NEW ZEALAND FUND AND THE NZSCI, AS30 INDICES


Commonwealth Australia/New Zealand Fund   NZSCI*               AS30**
11/21/91   $10000                         11/21/91   $10000
10/31/92     9750                         10/31/92    14694
10/31/93    11610                         10/31/93    23223
10/31/94    10750                         10/31/94    23525
10/31/95    12064                         10/31/95    24114
10/31/96    14480                         10/31/96    31172
10/31/97    12966                         10/31/97    27737
10/31/98     9092                         10/31/98    18673
10/31/99    10945                         10/31/99    24437
10/31/00     8539                         10/31/00    18571    10/31/00   $10000
10/31/01    10130                         10/31/01    20685    10/31/01     9653

Past performance is not predictive of future performance.

                                              AVERAGE ANNUAL TOTAL RETURN
                                                    AS OF 10/31/01
                                      ------------------------------------------
                                                                Since Inception
                                         1 Year       5 Year        11/21/91
                                      ------------------------------------------
Commonwealth Australia/New Zealand Fund  18.64%      (6.89)%         0.13%
      New Zealand Small Companies Index  11.38%      (7.87)%         7.58%
        Australian All Ordinaries Index  (3.47)%         -              -

* New Zealand Small Companies Index is a capitalization-weighted index of all New Zealand equities excluding those on the New Zealand Stock Exchange 40 Index and is not an investment product available for purchase.

** The Australian All Ordinaries Index is a capitalization-weighted index comprised of the largest 500 companies as measured by market capitalization that are listed on the Australian Stock Exchange and is not an investment product available for purchase. This index is made part of the comparative analysis due to a change in investment objective by the Fund.



                               [GRAPHIC OMITTED]

[PLOT POINTS FOR GRAPHIC]

      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN COMMONWEALTH
                        JAPAN FUND[DAGGER], AND THE TOPIX


Commonwealth Japan                 TOPIX
10/31/91   $10,000                 10/31/91   $10,000
10/31/92     6,555                 10/31/92     6,776
10/31/93     9,370                 10/31/93     8,639
10/31/94    10,764                 10/31/94     8,396
10/31/95     9,062                 10/31/95     7,476
10/31/96     9,130                 10/31/96     8,215
10/31/97     7,036                 10/31/97     6,766
10/31/98     6,145                 10/31/98     5,487
10/31/99     9,292                 10/31/99     8,285
10/31/00     7,617                 10/31/00     7,311
10/31/01     5,564                 10/31/01     5,613

Past performance is not predictive of future performance.

                                              AVERAGE ANNUAL TOTAL RETURN
                                                    AS OF 10/31/01
                                      ------------------------------------------
                                         1 Year       5 Year        10 Year
                                      ------------------------------------------
             Commonwealth Japan Fund    (26.95)%      (9.42)%       (5.69)%
                               TOPIX    (23.23)%      (7.33)%       (5.61)%

The Fund's performance assumes the reinvestment of all income dividends and capital gains distributions.

*The date FCA took over as advisor.

The TOPIX, also known as the Tokyo Price Index, is a capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange and is not an investment vehicle available for purchase.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2001
--------------------------------------------------------------------------------

                                                            SHARES        VALUE
                                                            ------        -----
COMMON STOCK (83.94%)

AGRICULTURE (13.66%)
Williams & Kettle, Ltd. ...............................    333,100   $  536,393
Wrightson, Ltd. .......................................    178,000       83,051
                                                                     ----------
                                                                        619,444

AIRPORT DEVELOPMENT (2.14%)
Auckland International Airport, Ltd. ..................     70,000       97,114
                                                                     ----------


APPLIANCES (8.39%)
Fisher & Pakel ........................................     58,030      341,438
Scott Technology ......................................     79,997       38,976
                                                                     ----------
                                                                        380,414
                                                                     ----------

BANKS (4.91%)
Australia and New Zealand Banking Group, Ltd. .........      1,500       67,050
Bank of Queensland, Ltd. ..............................     10,345       31,852
Commonwealth Bank of Australia ........................      2,000       30,073
Westpack Trust ........................................     13,889       93,534
                                                                     ----------
                                                                        222,509
                                                                     ----------

BEVERAGES (1.02%)
BRL Hardy, Ltd. .......................................      8,510       46,174
                                                                     ----------

CHEMICALS (0.69%)
Nuplex Industries, Ltd. ...............................     27,000       31,215
                                                                     ----------

CONTAINERS (0.73%)
Amcor, Ltd. ...........................................     10,000       33,253
                                                                     ----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2001
--------------------------------------------------------------------------------

                                                            SHARES        VALUE
                                                            ------        -----
COMMERCIAL SERVICES (5.10%)
Hallenstein Glasson ...................................     50,000   $   56,361
Leighton Holdings .....................................      6,000       29,942
Perpetual Trustees ....................................      2,100       40,297
Tower, Ltd.-- Australia ...............................     24,575       51,709
Tower, Ltd.-- New Zealand .............................     25,000       52,748
                                                                     ----------
                                                                        231,057
                                                                     ----------

DIVERSIFIED FINANCIAL SERVICES (3.86%)
Hellaby Holdings ......................................    116,640      103,545
Lion Nathan, Ltd. .....................................     33,000       71,535
                                                                     ----------
                                                                        175,080
                                                                     ----------

FOREST AND PAPER (1.56%)
Carter Holt Harvey ....................................    120,000       70,853
                                                                     ----------

INSURANCE (1.38%)
AMP, Ltd. .............................................      4,000       36,432
AXA Asia Pacific Holdings, Ltd. .......................     25,000       26,115
                                                                     ----------
                                                                         62,547
                                                                     ----------

INVESTMENT COMPANIES (4.39%)
Infratil, Ltd. ........................................    277,729      191,506
Infratil, Ltd. Warrants* ..............................     55,972        7,395
                                                                     ----------
                                                                        198,901
                                                                     ----------

MANAGED CARE SERVICES (0.90%)
Ryman HealthCare ......................................     50,000       40,877
                                                                     ----------

MANUFACTURING (0.53%)
Brickworks, Ltd. ......................................      8,000       24,180
                                                                     ----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2001
--------------------------------------------------------------------------------

                                                            SHARES        VALUE
                                                            ------        -----
MINING (1.01%)
BHP Billiton, Ltd. ....................................      5,000   $   45,700
                                                                     ----------

OFFICE EQUIPMENT (0.91%)
Corporate Express Australia ...........................     16,400       41,054
                                                                     ----------

OIL & GAS (1.99%)
New Zealand Refining ..................................     13,647       89,876
                                                                     ----------

PUBLISHING (1.94%)
Independent News, Ltd. ................................     60,000       87,947
                                                                     ----------

RETAIL STORES (1.61%)
Arthur Barnett, Ltd.* .................................    210,300       72,939
                                                                     ----------

STEEL (0.44%)
Steel and Tube Holding ................................     20,000       19,737
                                                                     ----------

TELECOMMUNICATIONS (3.04%)
Amp, Ltd. .............................................      5,000       44,696
Colonial First State ..................................     38,307       16,717
Telecom Corp. of New Zealand ..........................     40,000       76,469
                                                                     ----------
                                                                        137,882
                                                                     ----------

TRANSPORTATION (4.77%)
Mainfreight, Ltd. .....................................    241,250      134,476
Toll Holdings, Ltd. ...................................      6,000       81,801
                                                                     ----------
                                                                        216,277
                                                                     ----------

TRAVEL SERVICES (1.04%)
Tourism Holdings ......................................     97,499       47,101
                                                                     ----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2001
--------------------------------------------------------------------------------

                                                            SHARES        VALUE
                                                            ------        -----
UTILITIES (1.41%)
Australian Gas & Light Co. ............................      5,000   $   22,404
UnitedNetworks, Ltd. ..................................     12,000       41,670
                                                                     ----------
                                                                         64,074
                                                                     ----------

WAREHOUSE INDUSTRIES (13.73%)
Lyttleton Port Co. ....................................    276,250      188,205
Northland Port Co. ....................................    302,300      249,638
South Port, Ltd. ......................................    336,500      184,791
                                                                     ----------
                                                                        622,634
                                                                     ----------

WASTE MANAGEMENT (2.79%)
Waste Management, Ltd. ................................    122,154      126,598
                                                                     ----------

     TOTAL COMMON STOCK (COST $4,522,734) .............               3,805,437
                                                                     ----------

                                                         PRINCIPAL
                                                         ---------
BONDS (6.43%)
Evergreen Forests, Ltd., zero coupon, due 03/19/2009 ..     45,000       20,067
Infratil, Ltd., 6.90%, due 03/31/2004 .................     55,972       30,485
Kiwi Income Property Trust, 9.00%, due 09/30/2003 .....    240,000      116,933
State Bank of South Australia, 9.00%, due 07/30/2002 ..     94,000       39,921
New Zealand Government, 10% due 03/15/2002 ............    200,000       84,134
                                                                     ----------
     TOTAL BONDS (COST $357,504) ......................                 291,540
                                                                     ----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2001
--------------------------------------------------------------------------------

                                                         PRINCIPAL        VALUE
                                                         ---------        -----

MISCELLANEOUS ASSETS (3.87%)
iShares MSCI Australia Index Fund (Cost $186,843) .....     20,000   $  175,600
                                                                     ----------

REPURCHASE AGREEMENT (16.87%)
Fifth Third Bank, 1.96%, dated 10/31/01, due 11/01/01,
     repurchase price $764,898 (collateralized by FNMB
     Pool #505091, 8.50%, due 11/01/27, market value
     $787,802) (Cost $764,856).........................    764,856      764,856
                                                                     ----------

     TOTAL INVESTMENTS (COST $5,831,937) (111.11%) ....               5,037,433
     OTHER ASSETS & LIABILITIES, NET (-11.11%) ........                (503,773)
                                                                     ----------
     NET ASSETS -- (100%) .............................              $4,533,660
                                                                     ==========

*Non-income producing investment


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                         COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2001
--------------------------------------------------------------------------------

                                                            SHARES        VALUE
                                                            ------        -----
COMMON STOCK (90.84%)

AIRLINES (1.01%)
All Nippon Airways Co., Ltd.* .........................     10,000   $   26,470
Japan Airlines Co., Ltd. ..............................      1,600        7,872
                                                                     ----------
                                                                         34,342
                                                                     ----------

AUTOMOBILE MANUFACTURERS (2.85%)
Honda Motor Co., Ltd.# ................................        600       43,560
Nissan Motor Co., Ltd. ................................      3,200       28,960
Toyota Motor Corp. ....................................        500       24,600
                                                                     ----------
                                                                         97,120
                                                                     ----------

BUILDING (1.13%)
Nishimatsu Construction Co., Ltd. .....................     10,000       38,642
                                                                     ----------

BUILDING PRODUCTS (1.34%)
Sanyo Industries, Ltd. ................................     16,000       45,750
                                                                     ----------

CHEMICALS (1.11%)
Showa Denko KK* .......................................     32,000       37,646
                                                                     ----------

ELECTRONICS & ELECTRICAL EQUIPMENT (7.21%)
Canon, Inc. ...........................................      2,000       58,540
Sony Corp. ............................................      2,000       76,400
Yokogawa Electric Corp. ...............................     15,000      110,902
                                                                     ----------
                                                                        245,842
                                                                     ----------

FINANCIAL SERVICES (1.16%)
Nomura Holdings, Inc. .................................      3,000       39,459
                                                                     ----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                         COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2001
--------------------------------------------------------------------------------

                                                            SHARES        VALUE
                                                            ------        -----

FOOD & BEVERAGE (6.01%)
Ajinomoto Co., Inc. ...................................      1,200  $   129,897
QP Corp. ..............................................      8,000       74,899
                                                                     ----------
                                                                        204,796
                                                                     ----------

INDUSTRIAL (3.71%)
Ishikawajima-Harima Heavy Industries Co., Ltd. ........     25,000       46,158
Meidensha Corp.* ......................................     38,000       80,405
                                                                     ----------
                                                                        126,563
                                                                     ----------

INSURANCE (3.11%)
AFLAC, Inc.# ..........................................      1,900       46,474
Nissan Fire & Marine Insurance Co., Ltd. ..............      7,000       34,884
Tokio Marine & Fire Insurance Co., Ltd. ...............        600       24,692
                                                                     ----------
                                                                        106,050
                                                                     ----------

INTERNET SERVICES & SOFTWARE (0.75%)
Softbank Corp. ........................................      1,200       25,685
                                                                     ----------

METALS (2.24%)
NKK Corp.* ............................................    120,000       76,468
                                                                     ----------

PHARMACEUTICALS (15.05%)
Banyu Pharmaceutical Co., Ltd.* .......................        300      116,662
Eisai Co., Ltd. .......................................      7,400      189,224
Hokuriku Seiyaku ......................................      6,000      110,045
Takeda Chemical Industries, Ltd. ......................      2,000       96,891
                                                                     ----------
                                                                        512,822
                                                                     ----------

REAL ESTATE (4.59%)
Sumitomo Realty & Development .........................     23,000      156,334
                                                                     ----------

STEEL (2.48%)
Nippon Steel Corp. ....................................     63,000       84,408
                                                                     ----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                         COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2001
--------------------------------------------------------------------------------

                                                            SHARES        VALUE
                                                            ------        -----
TELECOMMUNICATIONS (2.00%)
NTT Docomo, Inc. ......................................          5   $   67,808
                                                                     ----------

TEXTILE PRODUCTS (3.28%)
Ichikawa Co., Ltd. ....................................     25,000       60,251
Nippon Felt Company, Ltd. .............................     16,000       51,632
                                                                     ----------
                                                                        111,883
                                                                     ----------

TIRE AND RUBBER (2.96%)
Bridgestone Corp. .....................................        550       51,853
Sumitomo Rubber Industries ............................     10,000       48,854
                                                                     ----------
                                                                        100,707
                                                                     ----------

TRANSPORT SERVICES (2.75%)
Yamato Transport Co., Ltd. ............................      5,000       93,746
                                                                     ----------

TRANSPORTATION (8.38%)
Hankyu Corp. ..........................................     22,000       72,432
Keihin Electric Express Railway .......................     13,000       55,439
Keio Electric Railway Co., Ltd. .......................     18,000      103,819
Tobu Railway Co., Ltd. ................................     18,000       53,821
                                                                     ----------
                                                                        285,511
                                                                     ----------

UTILITIES (17.72%)
Chugoku Electric Power Co., Inc. ......................      5,000       81,696
Hokkaido Electric Power ...............................      6,000       87,251
Shikoku Electric Power Co., Inc. ......................      1,900       32,053
Toho Gas Co., Ltd. ....................................     70,000      182,427
Tohoku Electric Power .................................      9,700      170,773
Tokyo Electric Power Co. ..............................      2,000       49,671
                                                                     ----------
                                                                        603,871
                                                                     ----------

     TOTAL COMMON STOCK (COST $3,136,134) .............               3,095,453
                                                                     ----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                         COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2001
--------------------------------------------------------------------------------

                                                            SHARES        VALUE
                                                            ------        -----
MISCELLANEOUS ASSETS (10.17%)
iShares MSCI Japan Index Fund .........................     12,000   $  100,680
Japan OTC Equity Fund, Inc.* ..........................     25,000      148,500
Nikkei 225 Index Tokyo Stock Exchange* ................     10,000       97,400
                                                                     ----------
(Cost $406,256) .......................................                 346,580
                                                                     ----------

                                                         PRINCIPAL
                                                         ---------
REPURCHASE AGREEMENT (1.84%)
Fifth Third Bank, 1.96%, dated 10/31/01, due 11/01/01,
     repurchase price $62,593 (collateralized by FGLMC
     Pool #D57399, 6.00%, due 08/01/24, market value
     $64,468) (COST $62,590) ..........................     62,590       62,590
                                                                     ----------

     TOTAL INVESTMENTS (COST $3,604,980) (102.85%) ....               3,504,623
     OTHER ASSETS & LIABILITIES, NET (-2.85%) .........                 (96,953)
                                                                     ----------
     NET ASSETS -- (100%) .............................              $3,407,670
                                                                     ==========

#Call options have been written by the Fund against these positions. (Note 7) *Non-income producing investment.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES - OCTOBER 31, 2001
--------------------------------------------------------------------------------

                                                     COMMONWEALTH
                                                      AUSTRALIA/    COMMONWEALTH
                                                   NEW ZEALAND FUND  JAPAN FUND
                                                   ---------------- ------------
ASSETS:
     Investments, at market (identified cost
       $5,831,937 and $3,604,980, respectively) ....  $5,037,433     $3,504,623
     Foreign currency, at value (identified cost
       $168,673 and $0, respectively) ..............     167,892             --
     Receivables:
           Dividends and interest ..................      25,128          8,883
           Investments sold ........................      21,398          2,237
           Fund shares sold ........................       1,807             40
     Prepaid expenses ..............................      30,747         25,364
                                                      ----------     ----------
                Total assets .......................   5,284,405      3,541,147
                                                      ----------     ----------

LIABILITIES:
     Payables:
           Investments purchased ...................     723,092        101,796
           Accrued distribution fees ...............       4,787          4,705
           Due to advisor ..........................       2,675          2,316
           Accrued expenses ........................      20,191         19,903
           Covered call options written, at value
             (premiums received $0 and $5,082,
             respectively) (Note 7) ................          --          4,757
                                                      ----------     ----------
                Total liabilities ..................     750,745        133,477
                                                      ----------     ----------

NET ASSETS .........................................  $4,533,660     $3,407,670
                                                      ==========     ==========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
PER SHARE
     (531,481 and 826,543 shares of beneficial
       interest outstanding, respectively) .........  $     8.53     $     4.12
                                                      ==========     ==========

SOURCE OF NET ASSETS:
     Paid-in capital ...............................   5,727,811      5,926,953
     Accumulated net realized loss on investments ..    (390,400     (2,418,881)
     Net unrealized depreciation on investments
       and foreign currency ........................    (803,751)      (100,402)
                                                      ----------     ----------
                                                      $4,533,660     $3,407,670
                                                      ==========     ==========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------

                                                     COMMONWEALTH
                                                      AUSTRALIA/    COMMONWEALTH
                                                   NEW ZEALAND FUND  JAPAN FUND
                                                   ---------------- ------------

INVESTMENT INCOME:

     Interest ......................................  $   22,781    $    13,939
     Dividends (net of foreign taxes withheld of
       $34,367 and $6,212, respectively) ...........     178,541         45,838
                                                      ----------     ----------
           Total investment income .................     201,322         59,777
                                                      ----------     ----------

EXPENSES:
     Investment advisory fees ......................      27,117         28,128
     Administration fees ...........................      64,343         65,161
     Custodian fees ................................      19,136         10,034
     Distribution fees .............................       9,039          9,376
     Insurance .....................................       6,783          6,839
     Trustee expense ...............................       7,036          5,004
     Audit fees ....................................      10,895         11,454
     Legal fees ....................................      28,654         30,915
     Registration fees .............................      12,454         19,363
     Reports to shareholders .......................       5,601          8,501
     Miscellaneous expense .........................      16,729         13,811
                                                      ----------     ----------
           Total expenses ..........................     207,787        208,586
                                                      ----------     ----------
                Net investment loss ................      (6,465)      (148,809)
                                                      ----------     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain (loss) on:
           Investments .............................      34,097       (189,731)
           Option contracts written ................          --          3,015
           Foreign currency transactions ...........    (351,093)       (57,808)
     Net unrealized appreciation (depreciation)
       during the year on investments and foreign
       currency ....................................     863,304       (670,375)
                                                      ----------    -----------
                                                         546,308       (914,899)
                                                      ----------    -----------
                Net increase (decrease) in net
                  assets resulting from operations..  $  539,843    $(1,063,708)
                                                      ==========    ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
                                         ---------------------------------------
                                               FOR THE YEAR      FOR THE YEAR
                                                  ENDED             ENDED
                                             OCTOBER 31, 2001  OCTOBER 31, 2000
                                             ----------------  ----------------
OPERATIONS:
     Net investment gain (loss) .............   $    (6,465)      $     14,931
     Net realized gain (loss) on:
           Investments ......................        34,097            171,009
           Foreign currency transactions ....      (351,093)           (41,018)
     Net unrealized appreciation
       (depreciation) during the year on
       investments and foreign currency .....       863,304           (933,335)
                                                -----------       ------------
     Net increase (decrease) in net assets
       resulting from operations                    539,843           (788,413)
                                                -----------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ..................            --            (28,321)
                                                -----------       ------------
CAPITAL SHARE TRANSACTIONS:
     Increase (decrease) in net assets from
       Fund share transactions...............       508,663            (47,512)
                                                -----------       ------------
    Increase (decrease) in net assets .......     1,048,506           (864,246)

NET ASSETS:
     Beginning of year ......................     3,485,154          4,349,400
                                                -----------       ------------
     End of year ............................   $ 4,533,660        $ 3,485,154
                                                ===========        ===========


                                                  COMMONWEALTH JAPAN FUND
                                                  -----------------------
                                               FOR THE YEAR      FOR THE YEAR
                                                  ENDED             ENDED
                                             OCTOBER 31, 2001  OCTOBER 31, 2000
                                             ----------------  ----------------

OPERATIONS:
     Net investment loss ....................   $  (148,809)       $  (159,309)
     Net realized gain (loss) on:
           Investments ......................      (186,716)           201,354
           Foreign currency transactions ....       (57,808)            (2,669)
     Net unrealized depreciation during the
       year on investments and foreign
       currency..............................      (670,375)          (936,291)
                                                -----------       ------------
     Net decrease in net assets resulting
       from operations ......................    (1,063,708)          (896,915)
                                                -----------       ------------

CAPITAL SHARE TRANSACTIONS:
     Increase (decrease) in net assets from
       Fund share transactions...............     (1,811,01)         1,874,617
                                                -----------       ------------
     Increase (decrease) in net assets ......    (2,874,719)           977,702

NET ASSETS:
     Beginning of year ......................     6,282,389          5,304,687
                                                -----------       ------------
     End of year ............................   $ 3,407,670        $ 6,282,389
                                                ===========        ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each year indicated.

                                                                COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
                                                               -----------------------------------------
                                                                         YEARS ENDED OCTOBER 31,
                                                               -----------------------------------------
                                                               2001     2000     1999     1998     1997
                                                               ----     ----     ----     ----     ----
NET ASSET VALUE, BEGINNING OF PERIOD ......................   $ 7.19   $ 9.27   $ 7.73   $11.25   $12.73
                                                              ------   ------   ------   ------   ------

INVESTMENT OPERATIONS:
     Net investment income ................................      --      0.03     0.13     0.14     0.24
     Net realized and unrealized gain (loss)
       on investments .....................................     1.34    (2.05)    1.44    (3.46)   (1.55)
                                                              ------   ------   ------   ------   ------
           Total from investment operations................     1.34    (2.02)    1.57    (3.32)   (1.31)
                                                              ------   ------   ------   ------   ------
DISTRIBUTIONS FROM:
     Net investment income ................................       --    (0.06)   (0.03)   (0.20)   (0.17)
                                                              ------   ------   ------   ------   ------

NET ASSET VALUE, END OF PERIOD ............................   $ 8.53   $ 7.19   $ 9.27   $ 7.73   $11.25
                                                              ======   ======   ======   ======   ======

TOTAL RETURN ..............................................    18.64%  (21.98)%  20.38%  (29.88)% (10.46)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's) .................   $4,534   $3,485   $4,349   $4,494   $6,844
     Ratio of expenses to average net assets
       before reimbursements and waivers
         of expenses ......................................     5.74%    4.75%    4.14%    4.37%    2.89%
       after reimbursements and waivers
         of expenses ......................................     5.74%    4.75%    4.14%    4.37%    2.50%
     Ratio of net investment income (loss)
       before reimbursements and waivers
         of expenses ......................................    (0.18)%   0.39%    1.42%    1.51%    1.26%
       after reimbursements and waivers
         of expenses ......................................    (0.18)%   0.39%    1.42%    1.51%    1.65%
     Portfolio turnover rate ..............................       28%      15%       8%      25%      24%


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS (CONTINUEDF)
--------------------------------------------------------------------------------

                                                                         COMMONWEALTH JAPAN FUND
                                                               -----------------------------------------
                                                                         YEARS ENDED OCTOBER 31,
                                                               -----------------------------------------
                                                               2001     2000     1999     1998     1997
                                                               ----     ----     ----     ----     ----

NET ASSET VALUE, BEGINNING OF PERIOD.......................   $ 5.64   $ 6.88   $ 4.55   $ 5.21   $ 6.76
                                                              ------   ------   ------   ------   ------

INVESTMENT OPERATIONS:
     Net investment income (loss)..........................       --    (0.14)   (0.21)   (0.07)   (0.28)
     Net realized and unrealized gain (loss)
       on investments......................................    (1.52)   (1.10)    2.54    (0.59)   (1.27)
                                                              ------   ------   ------   ------   ------
           Total from investment operations................    (1.52)   (1.24)    2.33    (0.66)   (1.55)
                                                              ------   ------   ------   ------   ------

DISTRIBUTIONS FROM:
     Net investment income.................................       --       --       --       --       --
                                                              ------   ------   ------   ------   ------

NET ASSET VALUE, END OF PERIOD.............................   $ 4.12   $ 5.64   $ 6.88   $ 4.55   $ 5.21
                                                              ======   ======   ======   ======   ======

TOTAL RETURN...............................................   (26.95)% (18.02)%  51.21%  (12.67)% (22.93)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)..................   $3,408   $6,282   $5,305   $2,604   $1,902
     Ratio of expenses to average net assets
       before reimbursements and waivers
         of expenses.......................................     5.57%    3.84%    4.61%    6.32%    5.46%
       after reimbursements and waivers
         of expenses.......................................     5.57%    3.84%    4.61%    2.50%    4.55%
     Ratio of net investment loss
       before reimbursements and waivers
         of expenses.......................................    (3.97)%  (3.08)%  (3.94)%  (5.67)%  (4.78)%
       after reimbursements and waivers
         of expenses.......................................    (3.97)%  (3.08)%  (3.94)%  (1.87)%  (3.87)%
     Portfolio turnover rate...............................       51%      14%      17%      35%      73%


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     Commonwealth International Series Trust (the "Trust"), which changed its name from Capstone International Series Trust effective October 10, 2000, is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Trust currently consists of two diversified series: the Australia/New Zealand Fund, and the Japan Fund (each a "Fund" and collectively the "Funds").

NOTE 2 - INVESTMENT OBJECTIVES

     The Australia/New Zealand Fund's investment objective is to seek long-term capital appreciation and current income by investing in equity securities, debt securities, and securities convertible into common stock of Australia and New Zealand issuers.

     The Japan Fund's investment objective is to seek long-term capital appreciation and income using a research oriented approach.

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements.

A) VALUATION OF SECURITIES - Portfolio securities which are traded on securities exchanges are valued at the last sales price on that exchange prior to the relevant closing or, if there is no recent last sales price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities are valued using market quotations or pricing services. In the absence of any applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the Board of Trustees.

B) CURRENCY TRANSLATION - For purposes of determining the Funds' net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate at 14:00 GMT on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

C) ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

D) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes since it is the policy of the Funds to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and realized capital gains, to relieve it from all, or substantially all, such taxes.

     At October 31, 2001, the Australia/New Zealand Fund had capital loss carryovers of $341,541 of which $73,404 expires in 2006, and $268,137 expires in 2009. Under the United States-New Zealand tax treaty, New Zealand imposes a withholding tax on dividends (15%) and interest (10%) received by the Fund. There is currently no New Zealand tax on capital gains.

     At October 31, 2001, the Japan Fund had capital loss carryovers of $941,555 of which $434,729 expires in 2005, $244,983 expires in 2006 and $261,843 expires in 2009. Under the United States-Japan tax treaty, Japan imposes a withholding tax of 15% on the dividends received by the Fund. There is currently no Japanese tax on capital gains.

E) DISTRIBUTIONS TO SHAREHOLDERS - The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and capital loss carryovers.

F) OPTION ACCOUNTING PRINCIPLES - When the Funds sell an option, an amount equal to the premium received by the Funds is recorded as a liability. The amount of the liability is marked-to-market to reflect the current market value of the options written. The current market value of a traded option is the last sale price and options not traded that day are valued at the prevailing quoted bid price. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Funds realize a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

G) FORWARD CURRENCY CONTRACTS - Forward currency transactions are undertaken to hedge against possible variations in the foreign exchange rates between the United States Dollar and foreign currency. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

H) USE OF ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

NOTE 4 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Funds retain FCA Corp, ("FCA") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average daily net assets at the annual rate of .75%.

     The Trust on behalf of its series has contracted with Declaration Service Company, Inc. to perform specified administrative services for the Funds.

     Declaration Service Company serves as the transfer agent of the Funds and received fees of $20,000 from each fund during the year ended October 31, 2001.

     Recently, InCap Group acquired Declaration Holdings Company, the parent organization of Declaration Service Company. InCap Group acquired substantially all the assets of the organization, including the investment service agreement between the Fund, the Adviser and Declaration Service Company. It is anticipated that the investment service contract will be assigned to InCap Service Company by the end of the calendar year. There will be no material changes to the existing contract.

     Declaration Distributors, Inc. an affiliate of the transfer Agent serves as Distributor of the Fund's shares.

     Recently, InCap Group acquired Declaration Holdings Company, the parent organization of Declaration Distributors, Inc. InCap Group acquired all the assets and liabilities of the organization, including the distribution agreement between the Fund, the Adviser and Declaration Distributors, Inc. It is anticipated that the distribution agreement will be assigned to InCap Distributors, Inc. by the end of the calendar year. There will be no material changes to the existing contract.

     The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse the Distributor for costs and expenses incurred with the dis-

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

tribution and marketing of shares of the Funds and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays the Distributor an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, the Distributor may reallocate to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stock- holders for whom the Service Organizations have a servicing relationship. For the fiscal year ended October 31, 2001, the Australia/ New Zealand Fund and the Japan Fund incurred $9,039, and $9,376 in 12b-1 fees, respectively.

     Certain officers and directors of the Funds who are also officers and directors of the Adviser, the Administrator, or Distributor, received no compensation from the Funds. During the year ended October 31, 2001, directors of the Funds who are not "interested persons" received directors' fees of $17,850.

NOTE 5 - CAPITAL STOCK

     At October 31, 2001 there were shares outstanding of 531,481 and 826,543, for the Australia/New Zealand Fund and the Japan Fund, respectively. Transactions in capital stock were as follows:


                                                             COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
                                                  -------------------------------------------------------------
                                                          YEAR ENDED                       YEAR ENDED
                                                       OCTOBER 31, 2001                 OCTOBER 31, 2000
                                                       ----------------                 ----------------
                                                     SHARES        DOLLARS           SHARES        DOLLARS
                                                     ------        -------           ------        -------
Shares sold ....................................   1,355,594    $ 11,109,247       1,478,298    $ 12,366,414
Shares issued to shareholders in reinvestment
     of distributions ..........................          --              --           2,026          20,460
Shares redeemed ................................  (1,308,684)    (10,600,584)     (1,464,735)    (12,434,386)
                                                  ----------    ------------      ----------    ------------

Net Increase (decrease) ........................      46,910    $   (508,663)         15,589    $    (47,512)
                                                  ==========    ============      ==========    ============


                                                                     COMMONWEALTH JAPAN FUND
                                                  -------------------------------------------------------------
                                                          YEAR ENDED                       YEAR ENDED
                                                       OCTOBER 31, 2001                 OCTOBER 31, 2000
                                                       ----------------                 ----------------
                                                     SHARES        DOLLARS           SHARES        DOLLARS
                                                     ------        -------           ------        -------
Shares sold ....................................   4,869,720    $ 23,418,590       2,645,177    $ 16,708,846
Shares redeemed ................................  (5,156,579)    (25,229,601)     (2,303,022)    (14,834,229)
                                                  ----------    ------------      ----------    ------------
Net Increase (decrease) ........................    (286,859)   $ (1,811,011)        342,155    $  1,874,617
                                                  ==========    ============      ==========    ============

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

NOTE 6 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) by the Funds for the period from November 1, 2000 to October 31, 2001 were as follows:

                                                 PURCHASES          SALES
                                                 ---------          -----
Australia/New Zealand Fund...............       $1,813,191       $  965,105
Japan Fund...............................        1,791,916        1,778,026

     For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation and net unrealized appreciation/(depreciation) of investments at October 31, 2001 for each fund:


                                                                                              NET
                                                               GROSS        GROSS        APPRECIATION/
                                                COST       APPRECIATION  DEPRECIATION   (DEPRECIATION)
                                                ----       ------------  ------------   --------------
Australia/New Zealand Fund................    $5,831,937     $333,800    $(1,128,304)    $  (794,504)
Japan Fund ...............................     3,604,980      334,229       (434,586)       (100,357)


NOTE 7 - OPTIONS WRITTEN BY THE JAPAN FUND

     A call option gives the holder the right to buy the underlying stock from the writer (the Fund) at a specified price within a fixed period of time. Therefore, the securities held by the Fund against which options are written may not be traded and are held in escrow by the custodian.

     The following table sets forth the outstanding call options written by the Fund as of October 31, 2001.

                                                PREMIUM    MARKET   UNREALIZED
         CALL OPTIONS ON                        RECEIVED   VALUE   DEPRECIATION
         ---------------                        --------   ------  ------------
600 shs Honda Motor Ltd. ADR @ 85
   exp April 20, 2002 ........................   $2,845    $2,520      $325
1900 shs AFLAC, Inc. ADR @ 30
   exp May 18, 2002 ..........................   $2,237    $2,237      $  0
                                                 ------    ------      ----
                                                 $5,082    $4,757      $325

     The aggregate market value at October 31, 2001 of securities subject to call options is $90,034 or approximately 2.6% of net assets. Written option activity for the period ended October 31, 2001 was as follows:

                                            NUMBER OF OPTIONS  AMOUNT OF PREMIUM
                                            -----------------  -----------------
Options outstanding at October 31, 2000...         6              $ 3,085
Options written ..........................        31                9,217
Options expired ..........................        (6)              (4,135)
Options covered ..........................        (6)              (3,085)
                                                  --              -------
Options outstanding at October 31, 2001...        25              $ 5,082
                                                  ==              =======

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                 COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND (CNZLX)
                                                 COMMONWEALTH JAPAN FUND (CNJFX)

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
COMMONWEALTH INTERNATIONAL SERIES TRUST

We have audited the accompanying statement of assets and liabilities of Commonwealth International Series Trust (comprising the Commonwealth Japan Fund and the Commonwealth Australia/ New Zealand Fund), including the schedules of investment, as of October 31, 2001, the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Commonwealth International Series Trust as of October 31, 2001, the results of their operations, for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.






PHILADELPHIA, PENNSYLVANIA                     BRIGGS BUNTING & DOUGHERTY, LLP
DECEMBER 17, 2001

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                           COMMONWEALTH INTERNATIONAL
                                  SERIES TRUST
                           5847 San Felipe, Suite 850
                              Houston, Texas 77057
                                 1-888-345-1898

                               INVESTMENT ADVISOR
                                   FCA Corp.
                           5847 San Felipe, Suite 850
                               Houston, TX 77057
                                 1-713-781-2856
                                www.fcacorp.com

                         ADMINISTRATOR & TRANSFER AGENT
                          Declaration Service Company
                                  P.O. Box 844
                             Conshohocken, PA 19428

                                  DISTRIBUTOR
                            Declaration Distributors
                                  P.O. Box 844
                             Conshohocken, PA 19428

                                 CUSTODIAN BANK
                                Fifth Third Bank
                               Fifth Third Center
                            38 Fountain Square Plaza
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